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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): April 22, 2003



                           YARDVILLE NATIONAL BANCORP
               (Exact name of Registrant as specified in Charter)


         New Jersey                    0-26086              22-2670267
----------------------------        ------------        -------------------
(State or other jurisdiction         (Commission           (IRS Employer
      of incorporation)             File Number)        Identification No.)





                                 2465 Kuser Road
                           Hamilton, New Jersey 08690
                    (Address of Principal Executive Offices)


                                 (609) 585-5100
              (Registrant's telephone number, including area code)



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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         Exhibit No.     Description

          99             Yardville National Bancorp Press Release dated
                         April 22, 2003



Item 9.  Regulation FD Disclosure.

This Current Report on Form 8-K is being furnished pursuant to Item 12, "Results of Operations and Financial Condition," in accordance with interim procedures promulgated by the Securities and Exchange Commission in Release No. 34-47583 issued March 27, 2003. See Item 12, "Results of Operations and Financial Condition" below, which is incorporated herein by reference.

Item 12. Results of Operations and Financial Condition.

On April 22, 2003, Yardville National Bancorp issued a press release reporting its financial results for the first quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99 to this Form 8-K and is incorporated herein by reference.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.



Date:  April 22, 2003                        YARDVILLE NATIONAL BANCORP



                                             By:  /s/ Stephen F. Carman
                                                  -----------------------------
                                                  Stephen F. Carman
                                                  Vice President and Treasurer




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                                Index to Exhibits

Exhibit No.           Description
-----------           -----------
Exhibit 99            Yardville National Bancorp Press Release dated
                      April 22, 2003